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                 INCENTIVE STOCK OPTION AGREEMENT


   THIS INCENTIVE STOCK OPTION AGREEMENT, made and entered into this 1st day of March, 1996, by and between PAYSYS INTERNATIONAL, INC., a Florida corporation (the "Corporation") and Steven Grubb (the "Optionee"),

                       W I T N E S S E T H :
                       - - - - - - - - - - -

     WHEREAS, the Board of Directors of the Corporation (the "Board") has adopted the PaySys International, Inc. 1995 Stock Incentive Plan (the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by the Board to directors, officers and key employees of the Corporation or any subsidiary of the Corporation to purchase shares of the Common Stock of the Corporation, par value $.01 per share (the "Stock") in accordance with the terms and provisions thereof; and

     WHEREAS, the Board considers the Optionee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Corporation to grant the incentive stock options documented herein;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Grant of Option.
          ----------------

     Subject to the terms and conditions hereinafter set forth, the Corporation hereby grants to the Optionee, as of the date hereof (the "Date of Grant"), an option to purchase up to 16,194 shares of Stock at a price of $4.00 per share, the fair market value as of the date hereof. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option, as such term in defined under section 422 of the Internal Revenue Code of 1986 (the "Code").

     2.   Installment Exercise.
          ---------------------

     Subject to such further limitations as are provided herein, the Option shall become vested as follow:

     100% of the options become exercisable on the earlier to occur of February 28, 2003 or the Milestone Date, but in no event shall any options become exercisable before January 1, 1998. For purposes of this agreement, the Milestone Date is the date on which the Corporation has sold and installed a minimum of two (2) software licenses in each of two (2)

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consecutive years, such licenses relating to software based on the technology which is the subject of the Assignment and Transfer of Patent Rights and Other Intellectual Property Rights dated March 1, 1996 between David Black and the Corporation.

Notwithstanding anything to the contrary in the above paragraph, in the event that the Corporation sells substantially all of its assets, or more than fifty percent of the voting stock of the Corporation is acquired by any person or entity not currently a shareholder, or the Corporation completes an initial public offering prior to January 1, 1998, the Option shall vest in its entirety and become completely exercisable immediately prior to the event.

     3.   Termination of Option.
          ----------------------

     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten years from the Date of Grant (the "Option Term").

     (b) In the event of termination of Optionee's employment after the date or dates for exercise of the Option, other than termination that is (a) for cause (b) voluntary on the-part of the Optionee and without the written consent of the Corporation or (c) due to death or disability or retirement in accordance with normal retirement policies as in effect from time to time, the Optionee may exercise the Option at any time within a period ending at the earlier of the Expiration Date or 5:00 P.M. eastern time, on the day preceding the expiration of three months from the date of termination of employment, to the extent of the number of shares which were purchasable hereunder at the date of termination. As to the shares which were not purchasable on such date, the Option shall terminate on such date of termination of employment and shall not thereafter be or become exercisable.

     Upon a termination of the Optionee's employment by reason of retirement, disability, or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Optionee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, in the case of the Optionee's death during his employment by the employer, but not later than one year after the Optionee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

     (c) In the event of the death of the Optionee, the Option may be exercised by the Optionee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Optionee at the time of his death.

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     (d)  A transfer of the Optionee's employment between the
Corporation and any subsidiary of the Corporation, or between any subsidiaries of the Corporation, shall not be deemed to be a termination of the Optionee's employment.

     (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Optionee shall (i) voluntarily terminate employment without the Corporation's consent, (ii) commit any act of malfeasance or wrongdoing affecting the Corporation or any subsidiary of the Corporation, (iii) breach any covenant not to compete, or employment contract, with the Corporation or any subsidiary of the Corporation, or (iv) engage in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Corporation or any subsidiary of the Corporation), any unexercised portion of the Option shall immediately terminate and be void.

     4.   Exercise of Options.
          --------------------

     (a) The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Corporation written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

     On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, the Corporation shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Corporation may elect) upon full payment for such Option Shares. The obligation of the Corporation to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

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

     (c) If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Corporation. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     5.   Adjustment of and Changes in Stock of the Corporation.
          ------------------------------------------------------

     In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Corporation, the Board shall make a proportional adjustment in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option.

     In the event that, within five years from the Date of Grant, the Corporation sells shares of its common stock at a price per share which is less than the option price per share, then the number of shares subject to this option shall be increased such that the ratio of the Option Shares to the total shares outstanding after the sale is the same as such ratio would have been had the number of shares issued in such transaction been equal to the total consideration paid divided by the option price. The option price per share shall be decreased so that the total purchase price for the Option Shares (as increased) is the same as before the sale.

     6.   No Rights of Stockholders.
          --------------------------

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Corporation with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     7.   Non-Transferability of Option.
          ------------------------------

     During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the

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Corporation may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

     8.   Registration of Option Shares.
          ------------------------------

     The Corporation will file a registration on Form S-8 (or any successor form) covering the Option Shares prior to the exercise of the Option, provided that the Option Shares are eligible for registration on such form.

     9.   Employment Not Affected.
          ------------------------

     Neither the granting of the Option nor its exercise shall be construed as granting to the Optionee any right with respect to continuance of employment by the Corporation or any parent or subsidiary. Except as may otherwise be limited by a written agreement between the Corporation or a parent or subsidiary thereof and the Optionee, the right of the Optionee's employer to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Corporation, as the employer or on behalf of the employer (whichever the case may be), and acknowledged by the Optionee.

     10.  Amendment of Option.
          --------------------

     The Option may be amended by the Board at any time (i) if the Board determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Optionee.

     11.  Notice.
          -------

     Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at The Spectrum Building, 900 Winderley Place, P.O. Box 5575, Maitland, Florida 32751-5575, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of the Corporation or any parent or subsidiary employing Optionee. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.


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

     12.  Incorporation of Plan by Reference.
          -----------------------------------

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall be in all respects interpreted in accordance with the Plan. The Board shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     13.  Governing Law.
          --------------

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Florida.

     IN WITNESS WHEREOF, the Corporation has caused it duly authorized officer to execute this Agreement and the Optionee has placed his signature hereon, effective as of the Date of Grant.

                                                  PAYSYS INTERNATIONAL, INC.



                                                   By:  /s/ J. Leland Strange
                                                      -----------------------
                                                            Vice Chairman


ACCEPTED AND AGREED TO:



By:  /s/ Stephen B. Grubb
   -----------------------
          Optionee






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